SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  August 7, 1996



                     BRAZIL FAST FOOD CORP.
       (Exact name of Registrant as specified in charter)



  Delaware                 0-23278                    13-3688737
(State or other       (Commission File No.)         (IRS Employer
jurisdiction of                                      Identification
incorporation)                                         Number)



Praia do Flamengo
200-22o. Andar
CEP 22210-30, Rio de Janeiro, Brazil                        N/A
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  55 21 285 2424

Item 2.   Acquisition or Disposition of Assets.

          On July 24, 1996, Registrant acquired all of the assets (the "Acquisition") of each of BigBurger Ltda. ("BigBurger") and five of its affiliates, all Brazilian corporations having no affiliation with either Registrant or any of its officers or directors (collectively, the "BigBurger Companies"), for 1,520,000 shares of Registrant's Common Stock (the "Shares") pursuant to the terms and conditions of an Exchange Agreement dated July 24, 1996 by and among Registrant, BigBurger, BigBurger Niteroi Lanchonetes Ltda., BigBurger Fortaleza Lanchonetes Ltda., BigBurger Aracaju Lanchonetes Ltda., BigBurger Porto Alegre Lanchonetes Ltda., and BigBurger Recife Lanchonetes Ltda. (the "Acquisition Agreement").

          The BigBurger Companies own and operate 27 hamburger fast food restaurants, inclusive of outlets operated by franchisees (collectively, the "BigBurger Stores"), in 9 Brazilian states. Of the 27 BigBurger Stores, 9 are expected to be rebranded and in operation under Registrant's "Bob's" tradename by mid-August 1996, while the balance are scheduled to be rebranded and in operation by mid-October 1996.

          Of the 1,520,000 Shares issued to BigBurger, (i) 228,000 Shares have been pledged in favor of Registrant as collateral security for the transfer of the operating leases of the BigBurger Stores to Registrant, to be released to BigBurger upon the transfer of the last of such operating leases, and (ii) an additional 228,000 Shares have been pledged in favor of Registrant as collateral security for the truth and accuracy of the several representations and warranties made by BigBurger in the Acquisition Agreement (collectively, "Representations"), which Shares are to be released to BigBurger to the extent of 57,000 Shares on each of July 24, 1997, 1998, 1999 and 2000, respectively, less any such Shares retained to compensate Registrant for breach of any of the Representations.

          Jose Ricardo Bousquet Bomeny, the principal shareholder of BigBurger, was elected as a member of Registrant's Board of Directors upon consummation of the Acquisition.

          Registrant has agreed to file a registration statement covering the Shares under the Securities Act of 1933, as amended, no later than November 22, 1996 and to exert its best efforts thereafter to cause such registration statement to be declared effective, thereby enabling BigBurger to publicly offer the Shares for public sale.

Item 7.   Financial Statements and Exhibits.


          I.   Financial Statements of BigBurger.*

               (i)       Report of Bendoraytes, Aizenman & Cie.,
                         Independent Auditors;

               (ii)      Balance Sheets of BigBurger as of June
                         30, 1996 (unaudited) and as of December
                         31, 1995 and 1994;

               (iii) Statements of Operations of BigBurger for the six months ended June 30, 1996
                         (unaudited) and for each of the three
                         years ended December 31, 1995;

               (iv) Statements of Stockholders' Equity of BigBurger for the six months ended June 30, 1996 (unaudited) and for each of the three years ended December 31, 1995;

               (v) Statements of Cash Flows of BigBurger for the six months ended June 30, 1996
                         (unaudited) and for each of the three
                         years ended December 31, 1995; and

               (vi)      Notes to the Financial Statements of
                         BigBurger.


          (a)  Pro Forma Financial Information.*

               (i)       Unaudited Pro Forma Combined Balance
                         Sheet as of June 30, 1996;

               (ii) Unaudited Pro Forma Combined Statement of Operations for the six months ended June
                         30, 1996;

               (iii) Unaudited Pro Forma Combined Statement of Operations for the Year Ended December
                         30, 1995; and

               (iv)      Notes to Unaudited Pro Forma Financial
                         Information.


          (b)  Exhibits.

               (i) Exchange Agreement dated July 24, 1996 among Registrant, BigBurger Ltda., BigBurger Niteroi Lanchonetes Ltda., BigBurger Fortaleza Lanchonetes Ltda., BigBurger Aracaju Lanchonetes Ltda., BigBurger Porto Alegre Lanchonetes Ltda., and BigBurger Recife Lanchonetes Ltda.




* Registrant's provision of historical financial statements of BigBurger and pro forma financial information relating to the Acquisition within 15 days after the Acquisition, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. Registrant will file such historical financial statements and pro forma financial information no later than 75 days after the Acquisition.


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 7, 1996              BRAZIL FAST FOOD CORP.
                                        (Registrant)


                                    By:  /s/Ira Roxland
                                         Ira Roxland
                                         Assistant Secretary